UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 2006

                                 MEDIFAST, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                         000-23016               13-3714405
---------------------------------     ------------------------     -------------
  (State or other jurisdiction        (Commission File Number)     (IRS Employer
of incorporation or organization)                                   Ident. No.)

      11445 Cronhill Drive, Owing Mills, Maryland                      21117
      -------------------------------------------                    ----------
       (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

      On January 17, 2006, Jason Enterprises, Inc., a wholly owned subsidiary of Medifast, Inc. sold the assets of its Consumer Choice Systems division. Consumer Choice Systems distributes products focused on women's well being to include supplements for menopause relief and urinary tract infections. The sale includes selected accounts receivable, inventory, and intangible assets. Consumer Choice Systems was sold to a former Medifast, Inc. board member, Scott Zion. The sale price was $1.8 million and will be recorded as a note receivable by Medifast, Inc. over a 10-year term. The past revenue and profit of Consumer Choice Systems was not material to total Medifast, Inc. revenue or profit.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Medifast is pleased to announce that Michael S. McDevitt, President, will also be the Chief Financial Officer of Medifast, Inc. Previously, Chairman of the Board and Chief Executive Officer Bradley T. MacDonald held the title of Chief Financial Officer. Prior to being promoted to President in March of last year, Mr. McDevitt was the Vice President of Finance.

Item 7.01 Regulation FD Disclosure

      The following information is furnished under "Item 7.01. Regulation FD Disclosure" and "Item 2.02. Disclosure of Results of Operations and Financial Condition."

      On January 17, 2006 Medifast, Inc. ("Medifast") issued a press release setting forth Medifast's revenue estimate for the year-ended December 31, 2005. Also, the company released its projected sales and after-tax diluted earnings per share forecast for 2006. A copy of Medifast's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      99.1 Press Release, dated January 17, 2006, issued by Medifast, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIFAST, INC.

Dated: January 17, 2006


                                            /s/ Bradley T. MacDonald
                                            ------------------------
                                            Bradley T. MacDonald
                                            Chairman and Chief Executive Officer


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